SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 13, 2002
Date of Report (Date of Earliest Event Reported)

GREAT LAKES REIT

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization	1-14307 (Commission File Number)	36-4238056 (I.R.S. Employer Identification Number)

823 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
(Address of principal executive offices, including zip code)

(630) 368-2900
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

        On August 13, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of Great Lakes REIT (the “Company”) for the quarter ended June 30, 2002 (the “Report”), Richard A. May, the Chief Executive Officer, and James Hicks, the Chief Financial Officer, respectively, of the Company each provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT LAKES REIT

/s/James Hicks
Title: Chief Financial Officer

Date: August 13, 2002